SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): February 8, 2003

                              TOKHEIM CORPORATION
                            (Debtor-In-Possession)

            (Exact name of registrant as specified in its charter)

         INDIANA                       1-6018                  35-0712500

(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

 1600 WABASH AVENUE, FORT WAYNE, INDIANA             46803

(Address of principal executive offices)           (Zip Code)

(Registrant's telephone number, including area code)       (260) 470-4600


                                NOT APPLICABLE

         (Former name or former address, if changed since last report)



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Item 5.           Other Events and Required FD Disclosure.

         On February 8, 2003, Tokheim Corporation (the "Company") completed the auction of its North American assets--including the Tokheim North America, MSI and Gasboy operating segments--in accordance with the procedures required by the United States Bankruptcy Code. On February 9, 2003, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.           Description

         99.1                  Press Release of Tokheim Corporation,
                               dated February 9, 2003.




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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TOKHEIM CORPORATION

                                    By:         /s/ John S. Hamilton
                                            --------------------------------
                                            Name:    John S. Hamilton
                                            Title:   President and CEO

Dated:    February 10, 2003


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                                 EXHIBIT INDEX


         Exhibit No.           Description

         99.1                  Press Release of Tokheim Corporation,
                               dated February 9, 2003.